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                                                                    EXHIBIT 23.2

                        Consent of Independent Auditors

The Board of Directors
Efficient Networks, Inc.:

   We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP

Boston, Massachusetts

January 17, 2000